EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of SilverSun Technologies, Inc. (the “Company”), on Form 10-Q for the quarter ended September 30, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Joseph P. Macaluso, Principal Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2021	By:	/s/ Joseph P. Macaluso
Joseph P. Macaluso
Principal Financial Officer and Principal Accounting Officer SilverSun Technologies, Inc.